SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549



FORM 8-K

CURRRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  August 4, 1998



FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)


Delaware
(State or Other Jurisdiction of Incorporation)



       001-07699                           95-1948322
(Commission File Number)    (I.R.S. Employer Identification No.)


3125 Myers Street, Riverside, California        92503-5527
(Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code: (909) 351-3500


                          N/A
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________

Total of sequentially number pages:  7

The Exhibit Index for this Current Report on Form 8-K is located at sequentially numbered page 4


Item 5.  Other Events

1.   Legal Proceedings.

     In addition to the one class action lawsuit referred to in previous filings, Sechler v. Smurfit Newsprint Corporation et al., the Company and a subsidiary have been served with two additional class action complaints filed by the same attorney in the same court in Georgia. These cases, Pross v. Smurfit Newsprint Corporation, et al. and Davis v. Smurfit Newsprint Corporation, et al. purport to establish classes of owners of South Carolina and North Carolina manufactured homes, respectively, that contain Cladwood siding, alleging that such siding is defective and requesting damages and attorneys' fees. Neither case has been certified as a class action and discovery has not begun.

2.   Announcements of Acquisitions.

     Attached hereto as Exhibits A, B and C, respectively, and incorporated herein by reference are press releases issued by Fleetwood Enterprises, Inc. announcing the acquisition of manufactured home retail companies, as follows:

a.   June 26, 1998 - Announcing the acquisition of America's Best Homes,
         Inc.

b.   July 1, 1998 - Announcing the acquisition of Central Homes, Inc.

c.  July 9, 1998 - Announcing the acquisition of Jasper Homes and
   Classic City Homes, Inc.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FLEETWOOD ENTERPRISES, INC.
                                   a Delaware corporation



                                   __________________________
                                   William H. Lear, Secretary

Dated:  August 4, 1998





                         EXHIBIT INDEX


Exhibit                                                Sequentially
Number                 Description                     Numbered Page
__________________________________________________________________

   1     Press Release:  "Fleetwood To Acquire              5
         America's Best Homes, Inc." dated June 26,
         1998.

   2     Press Release:  "Fleetwood Acquires Central        6
         Homes, Inc." dated July 1, 1998

   3     Press Release:  "Fleetwood Acquires Jasper         7
         Homes and Classic City Homes, Inc." dated
         July 9, 1998






EXHIBIT A

FLEETWOOD ENTERPRISES, INC.

Paul M. Bingham, Senior Vice President - Finance

Fleetwood To Acquire America's Best
Homes, Inc.,

Paul M. Bingham  (909) 351-3504
Lyle N. Larkin   (909) 351-3535

Immediate


FLEETWOOD TO ACQUIRE AMERICA'S BEST HOMES, INC.


     RIVERSIDE, CA, June 26, 1998 -- Fleetwood Enterprises, Inc. (NYSE:FLE), one of the nation's largest home builders, today announced it has entered into a definitive agreement to acquire America's Best Homes, Inc., a leading manufactured homes retailer headquartered in Thomson, GA. Terms of the transaction were not disclosed.

     This acquisition is the latest step taken by Fleetwood in pursuit of its objective to become a nationwide retailer of manufactured homes. Last month, the Company announced its acquisition of Better Homes, Inc., extending its retailing presence into Kansas and Oklahoma. Through these combined acquisitions, Fleetwood will add 24 retail sites to its retailing business.

     In February, Fleetwood announced plans to acquire HomeUSA, Inc. (NYSE:HSH), the nation's leading independent national retailer of manufactured homes with proforma revenues of more than $200 million in 1997. That acquisition is expected to be completed in August 1998.
With the completion of the announced acquisitions, Fleetwood will have annual retailing revenues totaling nearly $300 million. Fleetwood expects its annual retail sales volume to exceed the $400 million mark by next year, and plans to open at least 50 greenfield locations by the end of fiscal 1999.

     "The acquisition of America's Best Homes is consistent with our stated strategy, which is to establish Fleetwood as a significant force in the manufactured housing retail sector," said Nelson W. Potter, President of Fleetwood Enterprises, Inc. "This announcement is another major step toward our goal of becoming a vertically integrated manufactured housing company."

     America's Best Homes operates 19 manufactured home retail centers in North Carolina and South Carolina, and has plans to expand into Virginia. The Company projects that America's Best Homes will grow to 50 locations by December 31 of this year, making it one of the largest retailer groups in the nation. During its most recent fiscal year, America's Best Homes reported revenues of $45 million.

     "We are excited about partnering with Fleetwood and becoming a major retail manufactured housing player in these three key states," said Robert Douglas, President of America's Best Homes, Inc. "We are pleased that our customers will be able to experience the advantages of having both retailer and manufacturer coming together to provide quality and service."

     Fleetwood is a Fortune 500 company with total sales of more than $3 billion for fiscal 1998. Its housing group, which posted fiscal 1998 sales of approximately $1.49 billion, operates 42 manufacturing facilities and sells its homes through 1,400 retail home centers nationwide.

#   #   #

EXHIBIT B

FLEETWOOD ENTERPRISES, INC.

Paul M. Bingham, Senior Vice President - Finance

Fleetwood Acquires Central Homes, Inc.


Paul M. Bingham   (909) 351-3504
Lyle N. Larkin    (909) 351-3535

Immediate


FLEETWOOD ACQUIRES CENTRAL HOMES, INC.


     RIVERSIDE, CA, July 1, 1998 -- Fleetwood Enterprises, Inc. (NYSE:FLE), one of the nation's largest home builders, today announced it has acquired Central Homes, Inc., a leading manufactured homes retailer headquartered in Woodburn, OR. Terms of the transaction were not disclosed.

     This move is the latest in a series of acquisitions made by Fleetwood in pursuit of its objective of becoming a nationwide retailer of manufactured homes. The Company previously announced the acquisition of Better Homes, Inc. and America's Best Homes, Inc., which extended its retailing presence into Kansas, Oklahoma, North Carolina and South Carolina. Through these combined acquisitions, Fleetwood will add 26 retail sites to its retailing business.

     In February, Fleetwood announced plans to acquire HomeUSA, Inc. (NYSE:HSH), the nation's leading independent national retailer of manufactured homes with proforma revenues of more than $200 million in 1997. That acquisition is expected to be completed in August 1998.
With the completion of the announced acquisitions, Fleetwood will have annual retailing revenues totaling over $300 million. Fleetwood expects its annual retail sales volume to exceed the $400 million mark by next year, and plans to open at least 50 greenfield locations by the end of fiscal 1999.

     "The acquisition of a quality retailer like Central Homes is consistent with our growth strategy in the manufactured housing retail sector," said Nelson W. Potter, President of Fleetwood Enterprises, Inc. "This is another step that takes us closer to our objective of making Fleetwood a large player in the retail business."

     Central Homes operates two manufactured housing retail centers, including locations in Woodburn and Milwaukie, OR. The company has been in business for 25 years and now sells an average of 285 homes per year. Central Homes reported revenues of $10.1 million during its most recent fiscal year.

     "The manufactured housing retail market is changing, and our customers are now demanding stronger retailers," said Ann Robins, Vice President of Sales for Central Homes, Inc. "By joining forces with Fleetwood, we believe we are becoming part of one of the best retailing networks in the nation. Our employees are tremendously excited about our company's future with Fleetwood."

     Fleetwood is a Fortune 500 company with total sales of more than $3 billion for fiscal 1998. Its housing group, which posted fiscal 1998 sales of approximately $1.49 billion, operates 42 manufacturing facilities and sells its homes through 1,400 retail home centers nationwide.

#   #   #

EXHIBIT C

FLEETWOOD ENTERPRISES, INC.

Paul M. Bingham, Senior Vice President - Finance

Fleetwood Acquires Jasper Homes and
Classic City Homes, Inc.

Paul M. Bingham  (909) 351-3504
Lyle N. Larkin   (909) 351-3535

Immediate


FLEETWOOD ACQUIRES JASPER HOMES AND
CLASSIC CITY HOMES, INC.

     RIVERSIDE, CA, July 9, 1998 -- Fleetwood Enterprises, Inc. (NYSE:FLE), one of the nation's largest home builders, today announced it has acquired leading manufactured housing retailers Jasper Homes, Inc., headquartered in Jasper, GA, and Classic City Homes, Inc., headquartered in Athens, GA. Terms of the transactions were not disclosed.

     These acquisitions are the latest in a series of transactions initiated by Fleetwood in pursuit of its growth strategy in the manufactured housing retail business. The Company has also acquired Better Homes, Inc., America's Best Homes, Inc. and Central Homes, Inc., which extended its retailing presence into Kansas, Oklahoma, North Carolina, South Carolina, Oregon and Georgia. Through these combined acquisitions, Fleetwood has added 35 retail sites to its retailing business.

     In February, Fleetwood announced plans to acquire HomeUSA, Inc. (NYSE:HSH), the nation's leading independent national retailer of manufactured homes with proforma revenues of more than $200 million in 1997. That acquisition is expected to be completed in August 1998.
With the completion of the acquisitions announced to date, Fleetwood will have annual retailing revenues totaling over $340 million. Fleetwood expects its annual retail sales volume to exceed the $400 million mark by next year, and plans to open at least 50 greenfield locations by the end of fiscal 1999.

     "We believe the Jasper and Classic City operations are an excellent fit for Fleetwood's retail housing division," said Nelson W. Potter, President of Fleetwood Enterprises, Inc. "These two retailers bring with them an outstanding reputation for providing quality service to buyers of manufactured homes."

     Jasper Homes operates three manufactured home retail centers, including locations in Jasper, GA; Blue Ridge, GA; and Marble, NC. The company sells an average of 200 homes per year. Jasper Homes reported revenues of $9 million during its most recent fiscal year.

     Classic City Homes operates six manufactured home retail centers, including locations in Toccoa, GA; Hartwell, GA; Greenwood, SC; and three sales centers in Athens, GA. The company has been in business for ten years and sells an average of 575 homes per year. Classic City Homes reported revenues of $20 million during its most recent fiscal year.

     "We believe this is the way the industry is going and feel very fortunate to become a part of Fleetwood, a Fortune 500 company," said John Scoggins, owner and President of Jasper Homes, Inc. "I will continue to run our three locations into the future, and am looking forward to it."

     "With vertical integration becoming a growing trend in our industry, we feel very fortunate to have the opportunity to partner with a company that is, in our opinion, clearly the best in the industry," said Ray Teaster, President of Classic City Homes, Inc. "The acquisition will give us the opportunity to grow, and we know that Fleetwood will take care of our people and our customers."

     Fleetwood is a Fortune 500 company with total sales of more than $3 billion for fiscal 1998. Its housing group, which posted fiscal 1998 sales of approximately $1.49 billion, operates 42 manufacturing facilities and sells its homes through 1,400 retail home centers nationwide.

#   #   #